7. Commitments and Contingencies	6 Months Ended
Jun. 30, 2013
Notes
7. Commitments and Contingencies

7.                   Commitments and Contingencies

From time to time the Company may be a party to litigation matters involving claims against the Company.  We have received a claim by former legal representation that involves improperly naming that firm as the registered agent for state registration.  We are prepared to mediate any errors.  There has been no claim for fees or any other compensation or reparation and we are unaware of any monetary damages.  Management believes that any such claim is baseless and settlement, if any deemed reasonable or an obligation of the Company is determined, is considered immaterial.

Management believes that there are no other known or potential matters that would have a material effect on the Company’s financial position or results of operations.